UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Saint James Place,	Houston,	Texas	77056
(Address of principal executive offices)			(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Departure of Director or Certain Officers
On September 2, 2026, Desmond Mills notified Weatherford International plc (“Weatherford”) of his decision to resign from his role of Senior Vice President and Chief Accounting Officer at Weatherford, effective October 16, 2026, to pursue another opportunity. Weatherford appreciates Mr. Mills’ leadership and commitment during his tenure and wishes him well.
(c) Appointment of Certain Officers
Effective as of Mr. Mills’ departure date, Maximiliano Kricorian will assume the role of Senior Vice President and Chief Accounting Officer.
Mr. Kricorian, 50, has served in various finance, treasury and controller roles at Weatherford for over 13 years, most recently as Senior Vice President and Treasurer since January 2026. Prior to that, he served as Vice President and Treasurer from August 2022 to January 2026 and Assistant Treasurer from May 2021 to August 2022. Prior to assuming treasury leadership responsibilities, Mr. Kricorian held a number of senior finance and controller positions and, throughout his career, has held leadership roles in financial planning and analysis, operations finance and controllership, as well as public accounting. Mr. Kricorian is a Certified Public Accountant who began his career as an auditor at PricewaterhouseCoopers.
There are no family relationships between Mr. Kricorian and any director or executive officer of Weatherford. Mr. Kricorian does not have any interest in any transactions with Weatherford requiring disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Kricorian and any other person pursuant to which he was appointed as Senior Vice President and Chief Accounting Officer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: September 4, 2026
By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer